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                                                                   EXHIBIT 23(b)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2001, in the Registration Statement (Form S-1 No. 333- ) and related Prospectus of RELM Wireless Corporation dated December 19, 2001.


                                          /s/ Ernst & Young LLP
Jacksonville, Florida
December 17, 2001